Basis of Preparation and Accounting Policies	12 Months Ended
Dec. 31, 2024
Basis Of Preparation And Accounting Policies [Abstract]
Basis of Preparation and Accounting Policies
2.
BASIS OF PREPARATION AND ACCOUNTING POLICIES

Basis of preparation

The consolidated financial statements of the Group (the “consolidated financial statements”) have been prepared in accordance with IFRS® Accounting Standards (“IFRS Accounting Standards”) as issued by the International Accounting Standards Board (the “IASB”).

The consolidated financial statements have been prepared on a historical cost basis, except for forward foreign currency contracts, financial assets and liabilities at fair value through profit or loss, the warrant liability and the Private Placement derivative, which are carried at fair value and are re-measured through the consolidated statements of operations and the consolidated statements of other comprehensive income (loss).

The preparation of the consolidated financial statements in conformity with IFRS Accounting Standards requires the use of certain critical accounting estimates. It also requires management to exercise judgment in the process of applying the Group’s accounting policies. See Note 2.2 for further discussion.

Except as otherwise noted, all amounts in the consolidated financial statements are presented in United States (“U.S.”) Dollars (“USD” or “$”) and all values are rounded to the nearest thousand ($000). The consolidated statements of cash flows are prepared using the indirect method. The consolidated financial statements are based on the assumption of going concern.

On April 11, 2024, a 26-for-1 share split of the Company’s authorized and issued ordinary shares, special shares, preference shares, non-voting ordinary shares and Series C Preference Shares was effected by way of an increase in capital and bonus issue of 25 shares on each one outstanding share (the “26-for-1 share split”). Contractual agreements which settle in shares, including warrants and share-based payment arrangements, include anti-dilution provisions which provide for the automatic adjustment in the event of share splits. The Company has given retrospective effect to the 26-for-1 share split on all share and per-share amounts, including for such contractual arrangements that settle in shares, for all periods presented, including in Notes 19, 21 and 22.

The consolidated financial statements were approved by the Company’s Board of Directors on March 11, 2025.

Basis of consolidation

The consolidated financial statements comprise the financial statements of VHL and its subsidiaries as of December 31. The financial statements of the subsidiaries are prepared for the same reporting periods as VHL, using consistent accounting policies.

Subsidiaries are consolidated from the date of acquisition, being the date on which the Group obtains control, and continue to be consolidated until such control ceases. All intra-group balances, transactions and gains and losses resulting from intra-group transactions are eliminated on consolidation. A list of the Company’s subsidiaries is set out in Note 3.

Non-controlling interests represent the portion of profit or loss and net assets attributable to owners outside the Group related to subsidiaries the Group controls but does not 100% own.

Revision of prior period consolidated financial statements

In connection with the preparation of the consolidated financial statements for the year ended December 31, 2024, the Group identified an error related to the capitalization of interest in the cost of its ships. In accordance with IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors, Staff Accounting Bulletins No. 99, Materiality, and No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Group evaluated the materiality of the error and determined the impacts were not material, individually or in the aggregate, to the Group’s previously issued consolidated financial statements for any of the prior quarters or annual periods in which they occurred, but that correcting the error in the current period would be material to the Group’s results of operations for the year ended December 31, 2024.

The Group has revised its prior period financial statements to correct this error, including all impacted footnote disclosures. These revisions impacted each quarter in the year ended December 31, 2024. Revisions for the Group’s previously reported disclosures have been reflected in this Note 2, Note 9, Note 18, Note 22, Note 23 and Note 28.

The following table sets forth revisions to the consolidated statements of operations for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023			Year Ended December 31, 2022
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
(in USD and thousands, except per share data)
Other operating expenses
Depreciation, amortization and impairment	$(251,311)	$(2,408)	$(253,719)	$(276,513)	$(1,543)	$(278,056)
Total other operating expenses	$(1,040,351)	$(2,408)	$(1,042,759)	$(959,323)	$(1,543)	$(960,866)
Operating income	$818,358	$(2,408)	$815,950	$64,289	$(1,543)	$62,746

Non-operating income (expense)
Interest expense	$(538,974)	$10,913	$(528,061)	$(456,637)	$17,699	$(438,938)
(Loss) income before income taxes	$(1,851,962)	$8,505	$(1,843,457)	$407,420	$16,156	$423,576
Net (loss) income	$(1,858,601)	$8,505	$(1,850,096)	$398,518	$16,156	$414,674

Net (loss) income attributable to Viking Holdings Ltd	$(1,859,077)	$8,505	$(1,850,572)	$398,563	$16,156	$414,719

Net (loss) income per share attributable to ordinary and special shares
Basic	$(4.44)	$0.02	$(4.42)	$1.07	$0.04	$1.11
Diluted	$(4.44)	$0.02	$(4.42)	$(0.77)	$0.04	$(0.73)

The following table sets forth revisions to the consolidated statements of other comprehensive income (loss) for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023			Year Ended December 31, 2022
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
(in USD and thousands)
Net (loss) income	$(1,858,601)	$8,505	$(1,850,096)	$398,518	$16,156	$414,674
Total comprehensive (loss) income	$(1,851,700)	$8,505	$(1,843,195)	$419,073	$16,156	$435,229

Total comprehensive (loss) income attributable to Viking Holdings Ltd	$(1,852,162)	$8,505	$(1,843,657)	$419,122	$16,156	$435,278

The following table sets forth revisions to the consolidated statement of financial position as of December 31, 2023:

	December 31, 2023
	As Reported	Adjustment	As Revised
(in USD and thousands)
Non-current assets
Property, plant and equipment and intangible assets	$5,684,315	$80,396	$5,764,711
Total non-current assets	$6,143,330	$80,396	$6,223,726
Total assets	$8,495,917	$80,396	$8,576,313

Shareholders’ equity
Retained losses	$(5,503,218)	$80,396	$(5,422,822)
Equity attributable to shareholders of Viking Holdings Ltd	$(5,353,603)	$80,396	$(5,273,207)
Total shareholders’ equity	$(5,349,879)	$80,396	$(5,269,483)
Total shareholders’ equity and liabilities	$8,495,917	$80,396	$8,576,313

The following table sets forth revisions to the consolidated statements of cash flows for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023			Year Ended December 31, 2022
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
(in USD and thousands)
Cash flows from operating activities
Net income (loss)	$(1,858,601)	$8,505	$(1,850,096)	$398,518	$16,156	$414,674
Depreciation, amortization and impairment	$251,311	$2,408	$253,719	$276,513	$1,543	$278,056
Interest expense	$452,467	$(10,913)	$441,554	$421,998	$(17,699)	$404,299
Net cash flow from operating activities	$1,371,331	$—	$1,371,331	$372,665	$—	$372,665

The following table sets forth revisions to the consolidated statements of changes in shareholders’ equity for the years ended December 31, 2023 and 2022:

	Retained losses			Total shareholders' equity
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
(in USD and thousands)
Balance at January 1, 2022	$(3,946,608)	$55,735	$(3,890,873)	$(3,884,660)	$55,735	$(3,828,925)
Net income	$398,563	$16,156	$414,719	$398,518	$16,156	$414,674
Total comprehensive income	$398,563	$16,156	$414,719	$419,073	$16,156	$435,229
Balance at December 31, 2022	$(3,594,507)	$71,891	$(3,522,616)	$(3,493,417)	$71,891	$(3,421,526)
Balance at January 1, 2023	$(3,594,507)	$71,891	$(3,522,616)	$(3,493,417)	$71,891	$(3,421,526)
Net loss	$(1,859,077)	$8,505	$(1,850,572)	$(1,858,601)	$8,505	$(1,850,096)
Total comprehensive loss	$(1,859,077)	$8,505	$(1,850,572)	$(1,851,700)	$8,505	$(1,843,195)
Balance at December 31, 2023	$(5,503,218)	$80,396	$(5,422,822)	$(5,349,879)	$80,396	$(5,269,483)

2.1 Changes in accounting policies and disclosures

New and amended standards and interpretations

The Group intends to adopt relevant new and amended accounting standards and interpretations when they become effective. The Group has not early adopted any standards, interpretations or amendments that have been issued but are not yet effective.

In 2024, the Group adopted amendments to IAS 1 Presentation of Financial Statements (“IAS 1”), related to the classification of liabilities as current or non-current and disclosures regarding debt covenants. The IAS 1 amendments did not have a material impact on the Group.

In April 2024, the IASB issued IFRS 18 Presentation and Disclosure in Financial Statements (“IFRS 18”) which replaces IAS 1 Presentation of Financial Statements. IFRS 18 requires an entity to classify all income and expenses within its statement of operations into one of five categories: operating, investing, financing, income taxes and discontinued operations. The first three categories are new. These categories are complemented by the requirement to present subtotals and totals for “operating profit or loss,” “profit or loss before financing and income taxes” and “profit or loss.” IFRS 18 and the amendments to other standards are effective for reporting periods beginning on or after January 1, 2027, but earlier application is permitted. The Group is currently evaluating the impact of this amendment.

In May 2024, the IASB issued Amendments to the Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7). The amendments clarify, among other things, that a financial liability is derecognized on the settlement date. It also introduces an accounting policy option to derecognize financial liabilities that are settled through an electronic payment system before settlement date if certain conditions are met. The amendments are effective for reporting periods beginning on or after January 1, 2026, but earlier application is permitted. The Group is currently evaluating the impact of these amendments.

Other than as described above, there are no standards, interpretations, or amendments issued but not yet effective, that are expected to have a material impact on the Group’s consolidated financial statements.

2.2 Critical accounting judgments, estimates and assumptions

The preparation of financial statements in conformity with IFRS Accounting Standards requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Management bases its estimates and judgments on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. The key sources of estimation of uncertainty at the statement of financial position date, which have a significant risk for causing material adjustments to the carrying amounts of assets and liabilities within the next financial year, are discussed below.

Fleet accounting—useful lives, depreciation and residual value

The Group’s fleet includes vessels and ships, the Group’s most significant assets, which the Group records at cost, less accumulated depreciation and impairment. To compute depreciation expense for its vessels or ships, the Group estimates the useful lives of the major components of the vessels or ships as well as their residual values. Estimates for useful lives and residual values differ between the Group’s ocean and expedition ships, which are exposed primarily to salt water and generally operate year-round, and the Group’s river vessels, which are exposed primarily to fresh water and generally operate for approximately eight to nine months per year. Depreciation expense for the Group’s vessels and ships is computed net of the residual value on a straight-line basis.

The Group estimates the useful lives of its vessel or ship components based on its estimated period of economic benefit, the seasonal usage of river vessels, the comparable market for ocean and expedition ships, historical experience with river vessels, differences in salt water and fresh water deterioration rates and brokers’ assessments of the useful lives, when available. Given the large and complex nature of its ships, its relatively young fleet and limited market information for river vessels, the Group’s accounting estimates related to vessels and ships require considerable judgment and are inherently uncertain. If factors or circumstances cause the Group to revise its estimates of vessel or ship service lives or projected residual values, depreciation expense could be materially lower or higher. The estimated useful lives of the Group’s vessel and ship components generally are as follows:

River vessels
Hull and superstructure	40 - 50 years
Machinery	40 - 50 years
Hotel and restaurant	10 years
Navigation equipment	5 years

Ocean and expedition ships
Hull, deck and machinery	32 years
Interior	24 years

The Group estimates the residual value of its vessels and ships based on long-term estimates of their resale value at the end of their useful life to the Group but before the end of their physical and economic lives to others, the comparable market for ocean and expedition ships, the historical resale value of the Group’s river vessels and the higher resale value potential of vessels exposed primarily to fresh water. The Group estimates the residual value of its vessels or ships at approximately 15% to 20% of the original vessel or ship cost.

Impairment of vessels and ships, including right-of-use (“ROU”) vessel and ship assets

The Group reviews its property, plant and equipment, including ROU assets, principally vessels and ships, for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Group evaluates asset impairment at the lowest level for which there are largely independent cash inflows. Impairment exists when the carrying value of an asset exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. Impairment loss is recognized in depreciation, amortization and impairment in the consolidated statements of operations.

For the Group’s vessels and ships, the lowest level for which there are largely independent cash inflows is generally the individual vessel or ship. The Group considers that the following factors may be indicators of potential impairment: the decision to lay up a vessel or ship, which is to take a vessel or ship out of service, for more than one season; the carrying value of a vessel or ship exceeds the broker estimate of the value of the vessel or ship; significant physical damage to a vessel or ship; significant, adverse changes in the yields or booking curves associated with the vessel or ship and other general economic factors. The fair value less costs of disposal for vessels and ships may be based on broker estimates. Value in use for vessels or ships is calculated using a discounted cash flow model. The future cash flows are derived from past actual performance and management’s assessment of future performance for the vessel’s or ship’s remaining useful life under multiple scenarios reflecting variability in possible results. The value in use is sensitive to the discount rate used for the discounted cash flow model as well as the expected future cash flows. The Group performs this impairment assessment when there are circumstances that indicate that the carrying value of any of the Group’s vessels or ships may not be recoverable. However, the Group’s conclusions may change if factors or circumstances cause the Group to revise its assumptions in future periods.

Private Placement derivative

As of December 31, 2023, the Private Placement liability and the Private Placement derivative related to the Series C Preference Shares. The Series C Preference Shares were accounted for as a financial liability as certain conversion features were not within the control of the Company and could have been cash settled. The equity conversion features were bifurcated from the liability as an embedded derivative, which was carried at fair value, with changes in value recognized in Private Placement derivative (loss) gain in the consolidated statements of operations. The valuation of the Private Placement derivative was based on lattice model methodology, which took into consideration enterprise value based on a discounted cash flow model, fair value of debt holdings and various market factors. The valuation was subject to uncertainty because it was measured based on significant unobservable inputs. The value was sensitive to changes in the discounted cash flow model, including changes in expected future cash flows, the USD/EUR forward curve and the discount rates; changes in the discounted cash flow model resulted in changes in the ordinary share price. The valuation of the

Private Placement derivative as of the Conversion Event was based on the IPO price of $24.00 per ordinary share, less the liquidation preference of the Series C Preference Shares prior to their conversion. See Note 20. As described above, the Private Placement derivative was derecognized in connection with the conversion of the Series C Preference Shares to ordinary shares immediately prior to the consummation of the IPO.

2.3 Summary of material accounting policies

Foreign currency translation and transactions

The functional currency of each entity in the Group is principally determined based on the primary currency of the entity’s revenues. The Group also considers each entity’s transactions with other subsidiaries of the Group. The items included in the separate financial statements of each entity are measured using that functional currency. Transactions in non-functional currencies are recorded as follows:

•
All transactions are initially recorded at the rate of exchange at the date of the transaction.
•
Monetary assets and liabilities denominated in non-functional currencies are converted to functional currency using the rate of exchange at the statement of financial position date.
•
Non-monetary assets are converted to functional currency at the rate of exchange in effect at the time that the asset was acquired.
•
Gains or losses on the conversion of monetary assets and liabilities are reflected in currency gain (loss) in the consolidated statements of operations.

Upon consolidation, the statements of financial position and statements of operations of all companies with a functional currency other than the USD are translated from their functional currencies to the USD, the Group’s presentation currency, as follows:

•
All assets and liabilities are translated at the rate of exchange at the statement of financial position date.
•
All items of income and expense are translated at the average rate of exchange in the month the transaction occurred.
•
Any resulting currency gains or losses are recognized as exchange differences on translation of foreign operations in the consolidated statements of other comprehensive income (loss) and as other components of equity on the consolidated statements of financial position.

Cash and cash equivalents

Cash and cash equivalents on the consolidated statements of financial position comprise cash at banks and in hand with an original maturity of three months or less. All credit card and electronic transfer transactions that will be settled quickly, generally within a few days, are classified as cash and cash equivalents as amounts are highly liquid and subject to an insignificant risk of changes in value prior to converting to cash. Cash deposits that have restrictions governing their use which prevent the Group from accessing the funds are classified as restricted cash and are included in other current assets or other non-current assets, based on the remaining length of the restriction.

Financial assets measured at amortized cost

Financial assets are measured at amortized cost if the financial asset is held within a business model whose objective is to collect contractual cash flows and if the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding. Financial assets measured at amortized cost are subsequently measured at amortized cost using the effective interest method.

Accounts and other receivables

Accounts and other receivables are stated at their nominal value less provisions for bad debts. Management reviews all outstanding receivables amounts at each financial position date to determine expected credit losses.

Inventories

Inventories are recorded at the lower of historic cost, as defined by the first in, first out method and net realizable values. The components of the Group’s inventory include emission allowances, catering supplies, food and beverage, fuel and technical supplies.

Emission Allowances

In 2024, the Group became subject to the EU Emissions Trading System, a cap-and-trade system, which requires the Group to purchase emission allowances for certain emissions in EU waters. Allowances purchased by the Group to comply with the regulation are recorded in inventory in the consolidated statements of financial position at the lower of cost or net realizable value and evaluated for impairment. Emission obligations are recognized as emissions are made. The portion of emission obligations for which the Group has purchased allowances are measured at the carrying value of the emission allowances and any emission obligations in excess of purchased allowances are measured at the fair value of emission allowances. Expenses for emission obligations are recognized in vessel operating in the consolidated statements of operations in the period incurred. Allowances and obligations are derecognized when allowances are surrendered.

Property, plant and equipment

Vessels, Ships and Equipment

Critical accounting judgments, estimates and assumptions related to vessels, ships and equipment are discussed in Note 2.2.

The historical cost of vessels, ships and equipment are comprised of their purchase price, including import duties and non-refundable purchase taxes, interest and other costs incurred during the construction period and any directly attributable costs of bringing the asset to its working condition and location for its intended use.

Payments made on newbuilding and refurbishment contracts for vessels or ships are included in fixed assets as vessels or ships under construction. In addition, the Group capitalizes interest on borrowings during the construction period of ships that take a substantial period of time to complete. Capitalized interest is added to the cost of the assets. The aggregate amounts are reclassified to vessels, ships and equipment and depreciated when placed in service.

Vessel and ship equipment is capitalized and depreciated on a straight-line basis over the asset’s life. Renovations and improvements that add value to vessels or ships are capitalized and depreciated on a straight-line basis over the shorter of the useful life of the improvements or the vessels’ or ships’ remaining estimated useful lives. Repair and maintenance costs are expensed when incurred.

Hotel onboard equipment (primarily furniture, food service items and linens) for the vessels or ships is depreciated and replacement costs of such equipment are expensed as incurred. Hotel onboard equipment is depreciated on a straight-line basis over the asset’s life.

Dry-dock costs are incurred when a vessel or ship is taken out of service and relate to activities which are necessary to maintain the vessel’s or ship’s class certification. Capitalized dry-dock costs are depreciated on a straight-line basis over the period until the next dry-dock, which is generally five years.

The assets’ residual values, useful lives and methods of depreciation are reviewed and adjusted, if appropriate.

Other Property, Plant and Equipment

Other property, plant and equipment is stated at historical cost, net of accumulated depreciation and any accumulated impairment losses. The assets are depreciated on a straight-line basis over their estimated useful lives. Estimated useful lives of property, plant and equipment are summarized below:

Furniture	5 years
Office equipment	3 years
Leasehold improvements	Shorter of lease term or related asset life

Costs related to other transportation equipment are allocated to components based on manufacturer guidance. These components are depreciated on a straight-line basis over 10 or 20 years, based on type of component. Useful lives are determined by taking into account the intended use of the components.

Intangible assets, including goodwill

Intangible assets acquired in a business combination are recognized at fair value at the date of acquisition. Intangible assets acquired separate from a business combination are initially recognized at cost. Following initial recognition, intangible assets are carried at initial value less any accumulated amortization and accumulated impairment losses.

The Group’s intangible assets primarily include capitalized software development costs and vessel design costs. The useful lives of intangible assets are assessed to be either finite or indefinite. As of December 31, 2024 and 2023, the Group had no intangible assets with indefinite useful lives, other than goodwill.

Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and method for an intangible asset with a finite useful life is reviewed at least annually. Estimated useful lives of intangible assets with finite lives are summarized below:

Software	3 to 5 years
Intangible vessel design costs	20 years

Leases

ROU Assets

The Group recognizes ROU assets at the commencement date of the leases, which is the date the asset is available for use. ROU assets are measured at cost, net of accumulated depreciation and any impairment losses and adjusted for any remeasurement of lease liabilities. The cost of ROU assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. An ROU asset is depreciated on a straight-line basis over the shorter of its estimated useful life or the lease term. For leases in which the Group obtains ownership of the lease asset at the end of the lease term, the recognized ROU asset is reclassified to property, plant and equipment upon transfer of ownership.

Lease Liabilities

At the commencement date of the leases, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments), and variable lease payments that depend only on an index or a rate, less any lease incentives. The variable lease payments that do not depend on an index or a rate are recognized as expense in the period incurred. For all leases, except for vessel and ship charters, the Group utilizes the practical expedient to combine lease and non-lease components by asset class. For vessel and ship charters, lease components include fixed and variable lease payments related to the use of the vessel or ship asset and non-lease components include payments for services, such as operating the vessel or ship, which are included in vessel operating in the consolidated statements of operations. The Group allocates the contractual payments to the lease and non-lease component based on the relative stand-alone prices.

In calculating the present value of lease payments, the Group uses an incremental borrowing rate for each lease at the lease commencement date, if the interest rate implicit in the lease is not readily determinable. The incremental borrowing rates are calculated based on the Group’s leases and existing debt instruments adjusted for credit risk, term and currency. After the commencement date, lease liabilities increase based on the accretion of interest using the effective interest method and decrease for lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment to purchase the underlying asset.

The Group has the option to lease the assets for additional periods beyond the original term for most of its leases. The term for calculating the lease liabilities is the non-cancelable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised.

The Group applies judgment in evaluating whether it is reasonably certain to exercise the option to renew or not terminate the lease by considering all relevant factors including importance of the leased asset to operations and cost considerations. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise (or not to exercise) the option to renew (e.g., a change in business strategy).

The Group utilizes the recognition exemptions for short-term leases and low-value asset leases. The expense for short-term leases and low-value asset leases are recognized as vessel operating or selling and administration in the consolidated statements of operations.

Impairment of non-financial assets, including intangible assets

Critical accounting judgments, estimates and assumptions related to vessels, ships and equipment are discussed in Note 2.2.

The Group assesses at each reporting date whether there is an indication that any of its assets, including property, plant and equipment and intangible assets, and ROU assets, may be impaired. If an indication of potential impairment exists, or when annual impairment testing for an asset is required, the Group makes an estimate of the asset’s recoverable amount. The recoverable amount for each individual asset is the greater of an asset’s fair market value less cost to sell and its value in use. The fair value less cost to sell is the estimated amount obtainable from the sale of an asset in an arm’s length transaction less disposal costs, while value in use is the present value of estimated future cash flows from the continuing use of an asset and from its disposal at the end of its useful life. The Group’s future cash flows may be impacted by climate related risks, including environmental changes or more stringent environmental regulations. Such changes may impact accounting estimates in future periods, which incorporate forecasted financial performance.

Recoverable amounts are estimated for individual assets or, if this is not possible, for the cash-generating unit to which the asset belongs. Where the carrying value of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.

An assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or have decreased. If such indication exists, the Group makes an estimate of the recoverable amount. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. If that is the case, the carrying amount of the asset is increased to its recoverable amount. The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years.

Investments in associated companies

The Group’s investments in associated companies are accounted for using the equity method because the Group has significant influence over the associated companies. The carrying amount of the investments are adjusted to recognize changes in the Group’s share of the associated companies’ net income (loss) less any dividends. The Group’s share of the associated companies’ net income (loss) is included in other financial (loss) income in the consolidated statements of operations. When the Group contributes or sells an asset to an associated company, the elimination of unrealized gains or losses is recognized as a decrease or an increase in the carrying amount of the investment. Additionally, if the Group’s share of losses of an associated company equals or exceeds the carrying amount of its investment in the associated company, the Group no longer recognizes its share of further income (losses) until its share of the income equals the share of losses not recognized.

Derivative financial instruments that are not hedging instruments

Derivative financial instruments that are not classified as hedging instruments and any embedded derivatives are categorized as financial assets or financial liabilities at fair value through profit or loss. These instruments are measured at fair value with changes in fair value recognized in other financial (loss) income in the consolidated statements of operations.

Derivative financial instruments designated as hedging instruments

From time to time, the Group may use derivative financial instruments, such as forward foreign currency contracts, to hedge its foreign currency risk. At the inception of a hedge relationship, the Group formally designates and documents the hedge relationship to which it will apply hedge accounting and the risk management objective and strategy for undertaking the hedge. The documentation includes identification of the hedging instrument, the hedged item, the nature of the risk being hedged and how the Group will assess whether the hedging relationship meets the hedge effectiveness requirements, including the sources of hedge ineffectiveness.

These derivative financial instruments to which hedge accounting applies are initially recognized at fair value. In the consolidated statement of financial position, hedging instruments are included in prepaid expenses and other current assets or other non-current assets when the fair value is positive and in accrued expenses and other current liabilities or other non-current liabilities when the fair value is negative. The effective portion of the unrealized gain or loss on the hedging instrument is recognized in the consolidated statements of other comprehensive income (loss) as net change in cash flow hedges, while any ineffective portion is recognized immediately in the consolidated statements of operations in other financial (loss) income. The amounts accumulated in other comprehensive (loss) income are reclassified to the consolidated statements of operations in the same period during which the hedged cash flows affect the results of operations. When the Group discontinues hedge accounting for all or a portion of its contracts because the hedged item is no longer expected to occur, the Group reclassifies amounts previously included in the cash flow hedge included in shareholders’ equity into the consolidated statements of operations in other financial (loss) income.

Warrant liability

The warrants were accounted for as a financial liability because the terms required the Company to potentially issue a variable number of ordinary shares in the future. The initial fair value of the warrants was recognized as a reduction to retained earnings because the warrants represented a distribution of Company value to a shareholder. The warrant liability was carried at fair value with changes in value recognized through other financial (loss) income in the consolidated statements of operations. In November 2024, all warrants vested and were exercised. Accordingly, the warrant liability was no longer outstanding as of December 31, 2024. See Note 19.

Interest bearing loans and financial liabilities

The Group has several types of interest bearing loans and financial liabilities, including bank loans and financial liabilities, secured notes and unsecured notes and the Private Placement liabilities, which may be referred to as loans, financial liabilities and debt. Interest bearing loans and financial liabilities are initially recognized based on the consideration received less directly attributable transaction costs and, if applicable, any embedded derivatives.

After initial recognition, interest bearing loans and financial liabilities are subsequently measured at amortized cost using the effective interest rate method.

Directly attributable transaction costs (“debt transaction costs”) incurred in association with obtaining debt facilities are shown as a reduction of short-term and long-term debt and are amortized over the debt term using the effective interest rate method.

The Group derecognizes a financial liability when it is extinguished, which is when the contract is discharged, cancelled or expires.

Benefit plans

The Group has two defined benefit pension plans for all employees in Switzerland, which are governed by the Swiss Federal Law on Occupational Retirement, Survivors’ and Disability Pension Plans (the “BVG”) and are administered by two collective pension funds. The Group’s defined benefit pension plans are contribution-based and provide participants with a minimum guaranteed benefit, which qualifies these plans as defined benefit plans under IAS 19 Employee Benefits.

The foundations of the collective pension funds are responsible for the governance of the plans, where the Group pays contributions for its employees. These contributions are invested as part of the group assets by each foundation and will be used to cover the benefits of each individual plan participant. In certain situations, additional payments or increased periodic contributions by the employer may become due based on the pension plans’ funded status as measured under the BVG, but the Group would not be liable for the obligations of other entities invested in the respective plans.

Actuarial computations of the pension expense and related defined benefit obligations are performed using the projected unit credit method. The determination of the defined benefit obligation and pension expense requires applying assumptions for discount rate, projected retirement age, disability, mortality and expected future compensation. The plan assets are recorded at fair value. The coverage ratio approach is used to determine the Group’s share of the total assets in the collective pension foundations. Future payments under the plan may differ from those estimated.

The current service cost under the plan and related administrative expenses are recognized in the consolidated statements of operations as part of selling and administration expenses. Actuarial gains and losses and the return on plan assets are recognized in the consolidated statements of other comprehensive income (loss) as remeasurement (losses) gains on defined benefit plans.

The Group maintains defined contribution benefit plans for its employees in the U.S. and United Kingdom. Contributions to the defined contribution plans are expensed as incurred.

Contingent liabilities

A contingent liability is a possible obligation as a result of a past event that is dependent on the occurrence of a future event. An existing obligation, in which it is not likely that the entity will have to dispose of economic benefits or where the obligation cannot be measured with sufficient reliability, is also considered as a contingent liability. Contingent liabilities are not recognized in the consolidated financial statements but, if material, are disclosed in the accompanying notes.

Revenue recognition

Revenue is measured based on the consideration specified in the Group’s contracts with customers and revenue is recognized as the performance obligations are satisfied.

Nature of Goods and Services

Cruise and land revenue includes revenue earned primarily from cruises and any other supporting activities, including air, land excursions and customer cancellation revenues. The Group’s performance obligations under these contracts are to provide a cruise vacation and other supporting activities in exchange for the invoiced ticket price. The Group engages third parties to fulfill obligations to customers for air, land and shore excursions but retains the ultimate risks of fulfillment and generally has discretion to select the acceptable carrier and absorbs the risk of cost fluctuations. The Group satisfies the performance obligations and recognizes revenue pro rata over the cruise period, except for land excursions which are recognized when the services are provided, which are either at the beginning or end of the cruise, and cancellation revenues, which are recognized upon cancellation.

Onboard and other revenue includes revenue earned primarily from optional shore excursions and bar revenue. The Group receives payment before or concurrently with the transfer of these goods and services to passengers during the cruise and recognizes revenue at the time of transfer. Services revenues related to China Merchants Viking Cruises Limited (“CMV”), a related party, are recognized over time as the services are performed and are included in onboard and other revenue. When the Group is a pass-through conduit for collecting and remitting taxes to relevant government authorities, such as sales tax, the effect of such taxes is included, net, in the related revenue.

Travel Protection

Also included in cruise and land revenue are revenues related to the Group’s travel protection services. The travel protection services generally include: (1) a refund policy, whereby passengers will receive all or a portion of their deposit value back in cash; (2) a refund policy, whereby passengers will receive all or a portion of their deposit value back in the form of a travel voucher; and (3) a policy that covers events that occur during the trip (“trip events”), such as medical expenses, emergency evacuation and baggage services. A third party insurance company underwrites all coverage for trip events and for the majority of the refund policies.

Where a third party insurance company provides the travel protection service, the Group recognizes revenue, net of the cost of such coverage, at the time the travel protection service is sold to the customer.

Where the Group provides the travel protection service, the Group recognizes revenue as part of the cruise performance obligation pro rata over the cruise period or upon cancellation. Additionally, for passenger cancellations covered by the travel protection services provided by the Group, the Group recognizes a liability for travel protection cancellation reserve for estimated cash and voucher refunds not yet paid or issued.

Payment Terms and Deferred Revenue

Payment terms and cancellation policies vary by country of purchase. A deposit for a future cruise is required at or soon after the time of booking to secure space on the vessel or ship. The Group collects a majority of its deposits for bookings up to and in some cases more than, a year in advance of the departure date with the remaining balances due prior to sailing. Deposits include the total amounts paid by customers prior to sailing, for which the Group is obligated to perform services. These deposits represent contract liabilities, which are recorded as deferred revenue and are recognized as revenue generally pro rata over the cruise period. Deferred revenue is a current liability as it relates to the Group’s normal operating cycle.

Premium Cruise Vouchers and Risk Free Vouchers

If the Group cancels sailings, guests generally have the option to receive either a refund in cash for 100% of monies paid to the Group or a Premium Cruise Voucher with a face value of up to 125% of monies paid. Premium Cruise Vouchers can generally be applied to a new booking for up to two years from the voucher issuance date (or longer, if the expiration date is extended) and any unused Premium Cruise Vouchers are refundable for the original amount paid upon expiration. In addition, in the event of travel uncertainty, the Group may temporarily update its cancellation policies to give guests the option to receive a Risk Free Voucher, instead of incurring cancellation penalties. For example, in response to the COVID-19 pandemic, the Group temporarily updated its cancellation policies to give guests the option to cancel cruises closer to the date of departure and receive Risk Free Vouchers instead of incurring cancellation penalties.

Upon issuance, Premium Cruise Vouchers and Risk Free Vouchers are included in deferred revenue for amounts equal to money paid. The Group recognizes revenue over the cruise period to which Premium Cruise Vouchers or Risk Free Vouchers are applied, with a corresponding decrease to deferred revenue. Expired Premium Cruise Vouchers will be refunded to guests in cash, with a corresponding decrease in deferred revenue. The Group recognizes cruise revenue for Risk Free Vouchers that the Group estimates will expire unused over the redemption period for these vouchers.

Commissions and Transportation Costs and Direct Costs of Cruise, Land and Onboard

Expenses from the Group’s cruise operations are recognized at the time the Group provides the services.

Share capital and reserves

Share Premium

Share premium includes the amounts received in excess of par upon the issuance of shares, net of the impact of share repurchases and retirements. When liabilities are derecognized and shares are issued, such as related to the Series C Conversion Event and the exercise of warrants, the amount in excess of par value of shares issued is recognized in share premium.

Treasury Shares

Shares of the Company that are reacquired and not cancelled are treasury shares and recognized at cost as a reduction to equity. No gain or loss is recognized in the consolidated statement of operations for the purchase, sale, issuance or cancellation of the Company's shares. Any difference between the carrying amount and the consideration, if reissued, is recognized in the share premium.

Other Paid-In Equity, including Share Based Payment Transactions

The Group recognizes stock based compensation expense for stock based awards granted to employees, including stock options and RSUs, based on the grant date fair value of the awards. The grant date fair value of stock options is estimated using the Black-Scholes option pricing model. Prior to the IPO, the grant date fair value of RSUs was estimated based on the fair value of the Company’s non-voting ordinary shares. Subsequent to the IPO, the grant date fair value of RSUs is based on the ordinary share price. Stock based compensation is recognized in other paid-in equity, with a corresponding cost in the consolidated statements of operations over the period the employee provides service to the Group.

Stock options vest based on the satisfaction of a service condition, which is generally two to four years. Stock options generally expire eight years after grant date.

RSUs granted prior to the IPO had two vesting types. Liquidity-only RSUs vested based on the consummation of an IPO or Change in Control by the Group (“liquidity condition”). Double trigger RSUs vested based on both a liquidity condition and a service condition of two to four years. As the time period to satisfy the liquidity condition was longer than the service period required for all RSUs, the liquidity condition was considered a non-vesting condition under IFRS 2, Share-based payment. For certain RSUs, the vesting of the award accelerated upon the satisfaction of the liquidity condition if the employee remained employed by the Group. The Group considers the likelihood of a non-vesting condition not occurring in the grant date fair value of the RSUs. As a result of the IPO, the liquidity condition for both RSU types was met and the liquidity-only RSUs fully vested. RSUs granted subsequent to the IPO vest based on a service condition, which is typically two years.

Certain jurisdictions require taxes to be withheld from employees upon the settlement of stock based awards. To fulfill this obligation, the terms of the Group’s stock based award agreements permit the Group to withhold the number of shares equal to the monetary value of the employee’s obligation (“net settle”). If the Group net settles stock based awards, the shares net settled for taxes represent a repurchase of the Company’s shares and therefore the amounts are recognized as treasury shares in the consolidated statements of changes in shareholders’ equity and are presented within financing activities in the consolidated statements of cash flows.

The Group recognizes stock based compensation expense over the service period and based on the Group’s best estimate of the number of equity awards for which the service period will ultimately be fulfilled. No expense is recognized for awards granted to employees who do not ultimately fulfill the service requirement.

A deferred tax asset is recognized for the estimated future tax deduction related to stock based awards, with a corresponding amount recognized in deferred tax expense, up to the cumulative stock based compensation expense. Any estimated tax deduction in excess of the cumulative stock based compensation expense is recognized in other paid-in equity. When the stock based awards are exercised or settled, the tax deduction occurs and the deferred tax asset is realized. Amounts included in other paid-in equity relate to both the historical tax deductions and the estimated future tax deductions.

When the terms of stock based awards are modified, the cumulative minimum expense recognized is the expense as if the terms had not been modified, if the original service is satisfied. Additional stock based compensation expense is recognized for any modification that increases the total fair value of the stock based payment transaction, or is otherwise beneficial to the employee as measured at the date of modification.

Retained Losses

Retained losses include accumulated earnings (losses), distributions to shareholders and repurchases and retirement of shares.

All other reserves are as stated in the consolidated statements of changes in shareholders’ equity.

Selling and administration costs

Selling and administration costs include marketing costs, employee costs, office expenses, professional services and other administrative costs. Marketing costs include media advertising, brochure production, direct mail costs, promotional expenses, search engine marketing and other costs that support the ongoing development of the Group’s brand and customer database. Marketing costs are expensed as incurred. For the years ended December 31, 2024, 2023 and 2022, marketing costs were $396.1 million, $353.6 million and $312.4 million, respectively. Employee costs include salaries, stock based compensation, wages, bonus, payroll taxes and other social costs, employee benefit costs, recruiting costs and travel expenses related to land based employees. Office expenses include facility costs, utility costs, office supplies and telecommunication costs. Professional service fees include costs for accounting services, legal services and information technology consulting services. Other administrative costs include corporate insurance, postage and other taxes. Employee costs, office expenses, professional service fees and other administrative expenses are expensed as incurred. Total employee costs, office expenses, professional service fees and other administrative expenses for the years ended December 31, 2024, 2023 and 2022 were $487.8 million, $435.4 million and $370.4 million, respectively.

Income tax

The Group’s companies are subject to taxation in the countries in which they operate and tax is calculated at current rates on their respective taxable income. Deferred income taxes are determined using the deferred tax liability method whereby the future expected impacts of temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements are recognized as deferred tax assets and liabilities. Management evaluates positions taken in the tax returns for situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred tax is recognized for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax liabilities are recognized for all taxable temporary differences that will result in taxable amounts in future years. Deferred tax liabilities are not recognized for:

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Temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss; and
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Temporary differences related to investments in subsidiaries and associated companies, to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future.

Deferred tax assets are recognized when it is probable that sufficient taxable profit will be available against which the deferred tax assets can be utilized. At each reporting date, the Group assesses unrecognized deferred tax assets and the carrying amount of deferred tax assets. The Group recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered within the timeframe or carryback provisions of the applicable statutes. Conversely, the Group reviews deferred tax assets at each reporting date and reduces the carrying amount of a deferred tax asset to the extent that it is no longer probable that sufficient taxable profit will be available to allow the utilization of part or all of the deferred tax.

Deferred tax assets and liabilities are measured at the enacted tax rates that apply in the year when the asset is realized or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the reporting date.

Deferred tax relating to items recognized outside of the consolidated statements of operations are recognized in correlation to the underlying transaction either in the consolidated statements other comprehensive income (loss) or in the consolidated statements of changes in shareholders’ equity.

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

The Group recognizes income tax provisions for uncertain tax positions, based solely on their technical merits, when they are not more likely than not to be sustained upon examination by the relevant tax authority. The tax benefit to be recognized is measured as the largest amount of benefit that is more likely than not of being realized upon ultimate resolution. All interest expense related to income tax liabilities is included in income tax expense.